                                                                   EXHIBIT 10.4a

                                  AMENDMENT 11

                                TO THE AGREEMENT
                                   BETWEEN THE

                       HEALTH & HUMAN SERVICES COMMISSION
                                       AND
                            SUPERIOR HEALTHPLAN, INC.

                               FOR HEALTH SERVICES
                                     TO THE
                              MEDICAID STAR PROGRAM
                                     IN THE
                          EL PASO SERVICE DELIVERY AREA

                                  AMENDMENT 14
                          TO THE AGREEMENT BETWEEN THE
        HEALTH & HUMAN SERVICES COMMISSION AND SUPERIOR HEALTHPLAN, INC.
                FOR HEALTH SERVICES TO THE MEDICAID STAR PROGRAM
                      IN THE EL PASO SERVICE DELIVERY AREA
                                TABLE OF CONTENTS

ARTICLE 1. PURPOSE .......................................................................    1

SECTION 1.01 AUTHORIZATION ...............................................................    1
SECTION 1.02 GENERAL EFFECTIVE DATE OF CHANGES ...........................................    1

ARTICLE 2. AMENDMENT TO THE OBLIGATIONS OF THE PARTIES ...................................    1

SECTION 2.01 GENERAL .....................................................................    1
SECTION 2.02 MODIFICATION OF ARTICLE 2, DEFINITIONS ......................................    1
SECTION 2.03 MODIFICATION TO ARTICLE 3.2, NON-PROVIDER SUBCONTRACTS ......................    3
SECTION 2.04 MODIFICATION TO SECTION 3.5, RECORDS REQUIREMENTS AND RECORDS RETENTION .....    3
SECTION 2.05 MODIFICATION TO SECTION 4.10, CLAIMS PROCESSING REQUIREMENTS ................    3
SECTION 2.06 ADDITION TO ARTICLE 5, STATUTORY AND REGULATORY COMPLIANCE REQUIREMENTS .....    4
SECTION 2.07 SECTION 6.1, SCOPE OF SERVICES ..............................................    4
SECTION 2.08 ADDITION TO SECTION 6.4, CONTINUITY OF CARE AND OUT-OF-NETWORK PROVIDERS ....    5
SECTION 2.09 MODIFICATION OF SECTION 6.5, EMERGENCY SERVICES .............................    5
SECTION 2.10 MODIFICATION OF SECTION 6.13, PEOPLE WITH DISABILITIES, SPECIAL HEALTH CARE
        NEEDS OR CHRONIC OR COMPLEX CONDITIONS ...........................................    7
SECTION 2.11 MODIFICATION OF SECTION 7.1.3, TIMEFRAMES FOR ACCESS REQUIREMENTS ...........   10
SECTION 2.12 MODIFICATION OF SECTION 7.2, PROVIDER CONTRACTS .............................   10
SECTION 2.13 MODIFICATION OF SECTION 7.7, PROVIDER QUALIFICATIONS - GENERAL ..............   10
SECTION 2.14 MODIFICATION OF SECTION 7.8, PRIMARY CARE PROVIDERS .........................   13
SECTION 2.15 MODIFICATION OF SECTION 8.2, MEMBER HANDBOOK ................................   13
SECTION 2.16 MODIFICATION OF SECTION 8.5, MEMBER COMPLAINTS ..............................   14
SECTION 2.17 DELETION OF SECTION 8.6, MEMBER NOTICE, APPEALS AND FAIR HEARINGS ...........   21
SECTION 2.18 MODIFICATION OF SECTION 9.01, MARKETING MATERIAL MEDIA AND DISTRIBUTION .....   21
SECTION 2.19 MODIFICATION OF SECTION 10.7, UTILIZATION/QUALITY IMPROVEMENT SUBSYSTEM .....   21
SECTION 2.20 MODIFICATION OF SECTION 10.12, HEALTH INSURANCE PORTABILITY AND
        ACCOUNTABILITY ACT (HIPAA) COMPLIANCE ............................................   22
SECTION 2.21 MODIFICATION OF SECTION 11.1, QUALITY ASSESSMENT AND PERFORMANCE
        IMPROVEMENT PROGRAM ..............................................................   22
SECTION 2.22 MODIFICATION TO ARTICLE 11, QUALITY ASSURANCE AND QUALITY IMPROVEMENT
        PROGRAM ..........................................................................   22
SECTION 2.23 MODIFICATION OF ARTICLE 12, REPORTING REQUIREMENTS ..........................   23
SECTION 2.24 MODIFICATION OF SECTION 12.10, QUALITY IMPROVEMENT REPORTS ..................   23
SECTION 2.25 MODIFICATION OF SECTION 13.1, CAPITATION AMOUNTS ............................   24
SECTION 2.26 MODIFICATION OF SECTION 13.3, PERFORMANCE OBJECTIVES ........................   24
SECTION 2.27 MODIFICATION OF SECTION 13.5, NEWBORN AND PREGNANT WOMEN PAYMENT
        PROVISIONS .......................................................................   25
SECTION 2.28 MODIFICATION OF SECTION 14.1, ELIGIBILITY DETERMINATION .....................   25
SECTION 2.29 MODIFICATION OF ARTICLE 15, GENERAL PROVISIONS ..............................   25
SECTION 2.30 MODIFICATION OF SECTION 16.3, DEFAULT BY HMO ................................   25
SECTION 2.31 MODIFICATION OF SECTION 18.8, CIVIL MONETARY PENALTIES ......................   26
SECTION 2.32 MODIFICATION OF ARTICLE 19, TERM ............................................   26
SECTION 2.33 MODIFICATION TO APPENDIX A, STANDARDS FOR QUALITY IMPROVEMENT PROGRAMS ......   26
SECTION 2.34 MODIFICATION TO APPENDIX D, CRITICAL ELEMENTS ...............................   26
SECTION 2.35 MODIFICATION OF APPENDIX E, TRANSPLANT FACILITIES ...........................   26
SECTION 2.36 ADDITION OF NEW APPENDIX O, STANDARD FOR MEDICAL RECORDS ....................   26
SECTION 2.37 MODIFICATION TO APPENDIX K, PERFORMANCE OBJECTIVES ..........................   26

ARTICLE 3. REPRESENTATIONS AND AGREEMENT OF THE PARTIES ..................................   27

                                                  HHSC CONTRACT NO. 529-03-044-K

STATE OF TEXAS
COUNTY OF TRAVIS

                                  AMENDMENT 14
                          TO THE AGREEMENT BETWEEN THE
                       HEALTH & HUMAN SERVICES COMMISSION
                                       AND
                            SUPERIOR HEALTHPLAN, INC.
                               FOR HEALTH SERVICES
                                     TO THE
                                  STAR PROGRAM
                                     IN THE
                          TRAVIS SERVICE DELIVERY AREA

         THIS CONTRACT AMENDMENT (the "Amendment") is entered into between the HEALTH & HUMAN SERVICES COMMISSION ("HHSC"), an administrative agency within the executive department of the State of Texas, and Superior HealthPlan, Inc. ("CONTRACTOR"), a health maintenance organization organized under the laws of the State of Texas, possessing a certificate of authority issued by the Texas Department of Insurance to operate as a health maintenance organization, and having its principal office at 2100 S. IH 35, Suite 202, Austin, Texas 78704. HHSC and CONTRACTOR may be referred to in this Amendment individually as a "Party" and collectively as the "Parties."

         The Parties hereby agree to amend their Agreement as set forth in
Article 2 of this Amendment.

                               ARTICLE 1. PURPOSE.

SECTION 1.01 AUTHORIZATION.

         This Amendment is executed by the Parties in accordance with Article
15.2 of the Agreement.

SECTION 1.02 GENERAL EFFECTIVE DATE OF CHANGES.

         This Amendment is effective August 13, 2003.

             ARTICLE 2. AMENDMENT TO THE OBLIGATIONS OF THE PARTIES

SECTION 2.01 GENERAL

         This Amendment is to incorporate Federal regulations pertaining to recent amendments to the Balanced Budget Act. These regulations are found in 42 C.F.R. Parts 400, 430, 431, 434, 435, 438, 440, and 447.

SECTION 2.02 MODIFICATION OF ARTICLE 2, DEFINITIONS

         The following provisions amend, modify and add to the definitions set forth in Article 2:

                           "ACTION means the denial or limited authorization of
                  a requested service, including the type or level of service; the reduction, suspension, or termination of a previously authorized service; the denial in whole or in part of payment for service; failure to provide services in a timely manner, the failure of an HMO to act within the timeframes set forth in this agreement and 42 C.F.R.Section 438.408(b); or

HHSC Contract 529-03-044-K              1 of 27
                  for a resident of a rural area with only one HMO, the denial of a Medicaid Members' request to obtain services outside of the network.

                           APPEAL means the formal process by which a Member or
                  his or her representative request a review of an HMO's action, as defined above.

                           COLD-CALL MARKETING means any unsolicited personal
                  contact by the HMO with a potential Member for the purpose of marketing.

                           MEMBER COMPLAINT or GRIEVANCE means an expression of
                  dissatisfaction about any matter other than an action, as defined above. As provided by 42 C.F.R. Section 438.400, possible subjects for complaints or grievances include, but are not limited to, the quality of care of services provided, and aspects of interpersonal relationships such as rudeness of a provider or employee, or failure to respect the Member's rights.

                           EMERGENCY MEDICAL CONDITION, means a medical
                  condition manifesting itself by acute symptoms of recent onset and sufficient severity (including severe pain), such that a prudent layperson, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical care could result in:

                           (a)      placing the patient's health in serious
                                    jeopardy;

                           (b)      serious impairment to bodily functions;

                           (c) serious dysfunction of any bodily organ or part;

                           (d)      serious disfigurement; or

                           (e) in the case of a pregnant women, serious jeopardy to the health of a woman or her unborn child.

                           EXPERIENCE REBATE means the portion of the HMO's net
                  income before taxes (financial Statistical Report, Part 1, Line 14) that is returned to the state in accordance with
                  Section 13.2.

                           EXPEDITED APPEAL means an appeal to the HMO in which
                  the decision is required quickly based on the Member's health status and taking the time for a standard appeal could jeopardize the Member's life or health or ability to attain, maintain, or regain maximum function.

                           MARKETING means any communication from an HMO to a
                  Medicaid recipient who is not enrolled with the HMO that can reasonably be interpreted as intended to influence the recipient to enroll in that particular HMO's Medicaid product, or either to not enroll in, or to disenroll from another HMO's Medicaid product.

                           MARKETING MATERIALS means materials that are produced
                  in any medium by or on behalf of an HMO and can reasonably be interpreted as intended to market to potential enrollees.

                           MEMBER or ENROLLEE, means a person who: is entitled
                  to benefits under Title XIX of the Social Security Act and the Texas Medical Assistance Program (Medicaid), is in a Medicaid eligibility category included in the STAR Program, and is enrolled in the STAR Program.

                           POST-STABILIZATION CARE SERVICES means covered
                  services, related to an emergency medical condition that are provided after an Member is

HHSC Contract 529-03-044-K              2 of 27
                  stabilized in order to maintain the stabilized condition, or, under the circumstances described in 42 C.F.R.Section 438.114(b)&(e) and 42 C.F.R.Section 422.113(c)(iii) to improve or resolve the Member's condition.

                           SPECIAL HEALTH CARE NEEDS means Member with an
                  increased prevalence of risk of disability, including but not limited to: chronic physical or developmental condition; severe and persistent mental illness; behavioral or emotional condition that accompanies the Member's physical or developmental condition.

                           STABILIZE means to provide such medical care as to
                  assure within reasonable medical probability that no deterioration of the condition is likely to result from, or occur from, or occur during discharge, transfer, or admission of the Member."

SECTION  2.03 MODIFICATION TO ARTICLE 3.2, NON-PROVIDER SUBCONTRACTS

         Section 3.2 is modified to amend Section 3.2.4.3 add new Sections 3.2.6 and 3.2.7, as follows:

                           "3.2.4.3 [Contractor] understands and agrees that
                  neither HHSC, nor the HMO's Medicaid Members, are liable or responsible for payment for any services authorized and provided under this contract.

                           3.2.6 In accordance with 42 C.F.R. Section 438.230(b)(3), all subcontractors must be subject to a written monitoring plan, for any subcontractor carrying out a major function of the HMO's responsibility under this contract. For all subcontractors carrying out a major function of the HMO's contract responsibility, the HMO must prepare a formal monitoring process at least annually. HHSC may request copies of written monitoring plans and the results of the HMO's formal monitoring process.

                           3.2.7 In accordance with 42 C.F.R. Section 438.210(e), HMO may not structure compensation to utilization management subcontractors or entities to provide incentives to deny, limit, reduce, or discontinue medically necessary services to any Member."

SECTION 2.04 MODIFICATION TO SECTION 3.5, RECORDS REQUIREMENTS AND RECORDS RETENTION

         Section 3.5.5, Medical Records, is modified as follows:

                           "3.5.5   Medical Records. HMO must require, through
                  contractual provisions or provider manual, providers to create and keep medical records in compliance with the medical records standards contained in Appendix O, Standards for Medical Records. All medical records must be kept for at least five (5) years, except for records of rural health clinics, which must be kept for a period of six (6) years from the date of service."

SECTION 2.05 MODIFICATION TO SECTION 4.10, CLAIMS PROCESSING REQUIREMENTS

         Section 4.10.8 is modified as follows:

                           "4.10.8  HMO must comply with the standards adopted
                  by the U.S. Department of Health and Human Services under the Health Insurance Portability and Accountability Act of 1996 (HIPAA), Public Law 104-191, regarding submitting and receiving claims information through electronic data interchange (EDI) that allows for automated

HHSC Contract 529-03-044-K              3 of 27
                  processing and adjudication of claims within the federally mandated timeframes (see 45 C.F.R. parts 160 through 164)."

SECTION 2.06 ADDITION TO ARTICLE 5, STATUTORY AND REGULATORY COMPLIANCE REQUIREMENTS

         Section 5.11 is added as follows:

                      "5.11    DATA CERTIFICATION

                           5.11.1   In accordance with 42 C.F.R. Sections
                  438.604 and 438.606, HMO must certify in writing:

                           (a) encounter data;

                           (b) delivery supplemental data and other data
                  submitted pursuant to this agreement or State or Federal law or regulation relating to payment for services.

                           5.11.2 The certification must be submitted to HHSC concurrently with the certified data or other documents.

                           5.11.3   The certification must:

                           (a) be signed by the HMO's Chief Executive Officer;
                  Chief Financial Officer; or an individual with delegated authority to sign for, and who reports directly to, either the Chief Executive Officer or Chief Financial Officer; and

                           (b) contain a statement that to the best knowledge,
                  information and belief of the signatory, the HMO's certified data or information are accurate, complete, and truthful."

SECTION 2.07 SECTION 6.1, SCOPE OF SERVICES

         Section 6.1 is modified to add new section 6.1.9 as follows:

                           "6.1.9   In accordance with 42 C.F.R. Section
                  438.102, HMO may file an objection to provide, reimburse for, or provide coverage of, counseling or referral service for a covered benefit, based on moral or religious grounds.

                           6.1.9.1 HMO must work with HHSC to develop a work plan to complete the necessary tasks to be completed and determine an appropriate date for implementation of the requested changes to the requirements related to covered services. The work plan will include timeframes for completing the necessary contract and waiver amendments, adjustments to capitation rates, identification of HMO and enrollment materials needing revision, and notifications to Members.

                           6.1.9.2 In order to meet the requirements of Section 6.1.9.1, HMO must notify HHSC of grounds for and provide detail concerning its moral or religious objections and the specific services covered under the objection, no less than 120 days prior to the proposed effective date of the policy change.

HHSC Contract 529-03-044-K              4 of 27

                           6.1.9.3 HMO must notify all current Members of the intent to change covered services at least 30 days prior to the effective date of the change in accordance with 42 C.F.R.
                  Section 438.102(b)(ii)(B).

                           6.1.9.4 HHSC will provide information to all current Members on how and where to obtain the service that has been discontinued by the HMO in accordance with 42
                  C.F.R. Section 438.102(c)."

SECTION 2.08 ADDITION TO SECTION 6.4, CONTINUITY OF CARE AND OUT-OF-NETWORK PROVIDERS

         Section 6.4 is modified to add new Sections 6.4.6 and 6.4.7 as follows:

                           "6.4.6   HMO must provide Members with timely and
                  adequate access to out-of-network services for as long as those services are necessary and covered benefits not available within the network, in accordance with 42 C.F.R.
                  Section 438.206(b)(4). HMO will not be obligated to provide a Member with access to out-of-network services if such services become available from a network provider.

                           6.4.7 HMO must require through contract provisions or the provider manual that each Member have access to a second opinion regarding the use of any health care service. A Member must be allowed access to a second opinion from a network provider or out-of-network provider if a network provider is not available, at no additional cost to the Member, in accordance with 42 C.F.R. Section 438.206(b)(3)."

SECTION 2.09 MODIFICATION OF SECTION 6.5, EMERGENCY SERVICES

         Section 6.5 is deleted in its entirety and replaced with the following language:

                           "6.5.1   HMO policy and procedures, covered benefits,
                  claims adjudication methodology, and reimbursement performance for emergency services must comply with all applicable state and federal laws and regulations including 42 C.F.R.
                  Section 438.114, whether the provider is in network or out of network.

                           6.5.2 HMO must pay for the professional, facility, and ancillary services that are medically necessary to perform the medical screening examination and stabilization of HMO Member presenting as an emergency medical condition or an emergency behavioral health condition to the hospital emergency department, 24 hours a day, 7 days a week, rendered by either HMO's in-network or out-of-network providers.

                           6.5.2.1 For all out-of-network emergency services providers, HMO will pay a reasonable and customary amount for emergency services. HMO policies and procedures must be consistent with this agreement's prudent lay person definition of an emergency medical condition and claims adjudication processes required under Section 7.6 of this agreement and 42 C.F.R. Section 438.114.

                       HMO will pay a reasonable and customary amount for
                  services for all out-of-network emergency services provider claims with dates of service between September 1, 2002 and November 30,

HHSC Contract 529-03-044-K              5 of 27

                  2002. HMO must forward any complaints submitted by out-of-network emergency services providers during this time to HHSC. HHSC will review all complaints and determine whether payments were reasonable and customary. HHSC will direct the HMO to pay a reasonable and customary amount, as determined by HHSC, if it concludes that the payments were not reasonable and customary for the provider.

                           6.5.2.2 For all out-of-network emergency services provider claims with dates of service on or after December 1, 2002, HMO must pay providers a reasonable and customary amount consistent with a methodology approved by HHSC. HMO must submit its methodology, along with any supporting documentation, to HHSC by September 30, 2002. HHSC will review and respond to the information by November 15, 2002. HMO must forward any complaints by out-of-network emergency services providers to HHSC, which will review all complaints. If HHSC determines that payment is not consistent with the HMO's approved methodology, the HMO must pay the emergency services provider a rate, using the approved reasonable and customary methodology, as determined by HHSC. Failure to comply with this provision constitutes a default under Article 16, Default and Remedies.

                           6.5.3 HMO must ensure that its network primary care providers (PCPs) have after-hours telephone availability that is consistent with Section 7.8.10 of this contract. This telephone access must be available 24 hours a day, 7 days a week throughout the service area.

                           6.5.4 HMO cannot require prior authorization as a condition for payment for an emergency medical condition, an emergency behavioral health condition, or labor and delivery. HMO cannot limit what constitutes an emergency medical condition on the basis of lists of diagnoses or symptoms. HMO cannot refuse to cover emergency services based on the emergency room provider, hospital, or fiscal agent not notifying the Member's primary care provider or HMO of the Member's screening and treatment within 10 calendar days of presentation for emergency services. HMO may not hold the Member who has an emergency medical condition liable for payment of subsequent screening and treatment needed to diagnose the specific condition or stabilize the patient. HMO must accept the emergency physician or provider's determination of when the Member is sufficiently stabilized for transfer or discharge.

                           6.5.5 Medical Screening Examination for emergency services. A medical screening examination needed to diagnose an emergency medical condition shall be provided in a hospital based emergency department that meets the requirements of the Emergency Medical Treatment and Active Labor Act (EMTALA) 42 C.F.R. Section 489.20, Section 489.24 and Section 438.114(b)&(c). HMO must pay for the emergency medical screening examination, as required by 42 U.S.C. Section 1395dd. HMOs must reimburse for both the physician's services and the hospital's emergency services, including the emergency room and its ancillary services.

                           6.5.6 Stabilization Services. When the medical screening examination determines that an emergency medical condition exists,

HHSC Contract 529-03-044-K              6 of 27

                  HMO must pay for emergency services performed to stabilize the Member. The emergency physician must document these services in the Member's medical record. HMOs must reimburse for both the physician's and hospital's emergency stabilization services including the emergency room and its ancillary services.

                           6.5.7 Post-stabilization Care Services. HMO must cover and pay for post-stabilization care services in the amount, duration, and scope necessary to comply with 42 C.F.R.
                  Section 438.114(b)&(e) and 42 C.F.R. 422.113(c)(iii). The HMO
                  is financially responsible for post-stabilization care services obtained within or outside the network that are not pre-approved by a plan provider or other HMO representative, but administered to maintain, improve, or resolve the Member's stabilized condition if:

                           (a) the HMO does not respond to a request for
                  preapproval within 1 hour;

                           (b) the HMO cannot be contacted;

                           (c) or the HMO representative and the treating
                  physician cannot reach an agreement concerning the Member's care and a plan physician is not available for consultation. In this situation, the HMO must give the treating physician the opportunity to consult with a plan physician and the treating physician may continue with care of the patient until an HMO physician is reached or the HMO's financial responsibility ends as follows: the HMO physician with privileges at the treating hospital assumes responsibility for the Member's care; the HMO physician assumes responsibility for the Member's care through transfer; the HMO representative and the treating physician reach an agreement concerning the Member's care; or the Member is discharged.

                      6.5.8 HMO must provide access to the HHSC-designated Level
                  I and Level II trauma centers within the State or hospitals meeting the equivalent level of trauma care. HMOs may make out-of-network reimbursement arrangements with the HHSC-designated Level I and Level II trauma centers to satisfy this access requirement."

SECTION 2.10 MODIFICATION OF SECTION 6.13, PEOPLE WITH DISABILITIES, SPECIAL HEALTH CARE NEEDS OR CHRONIC OR COMPLEX CONDITIONS

         Section 6.13 is deleted in its entirety and replaced with the following:

                           "6.13.1  HMO shall provide the following services to
                  persons with disabilities, special health care needs, or chronic or complex conditions. These services are in addition to the covered services described in detail in the Texas Medicaid Provider Procedures Manual (Provider Procedures Manual) and the Texas Medicaid Bulletin, which is the bi-monthly update to the Provider Procedures Manual. Clinical information regarding covered services is published by the Texas Medicaid program in the Texas Medicaid Service Delivery Guide.

                           6.13.2 HMO must develop and maintain a system and procedures for identifying Members who have disabilities, special health care needs or chronic or complex medical and behavioral health

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

                  conditions. Once identified, HMO must have effective health delivery systems to provide the covered services to meet the special preventive, primary acute, and specialty health care needs appropriate for treatment of the individual's condition. The guidelines and standards established by the American Academy of Pediatrics, the American College of Obstetrics/Gynecologists, the U.S. Public Health Service, and other medical and professional health organizations and associations' practice guidelines whose standards are recognized by HHSC must be used in determining the medically necessary services, assessment and plan of care for each individual.

                           6.13.2.1 In accordance with 42 C.F.R. 438.208(b)(3),
                  HMO shall provide information that identifies Members who the HMO has assessed as special health care needs Members to the State's enrollment broker. The information will be provided in a format to be specified by HHSC and updated by the 10th day of each month. In the event that a special health care needs Member changes health plans, HMO will work with receiving HMO to provide information concerning the results of the HMO's identification and assessment of that Member's needs, to prevent duplication of those activities.

                           6.13.3 HMO must require that the PCP for all persons with disabilities, special health care needs or chronic or complex conditions develop a plan of care to meet the needs of the Member. The plan of care must be based on health needs, specialist(s) recommendations, and periodic reassessment of the Member's developmental and functional status and service delivery needs. HMO must require providers to maintain record keeping systems to ensure that each Member who has been identified with a disability or chronic or complex condition has an initial plan of care in the primary care provider's medical records, that Member agrees to that plan of care, and that the plan is updated as often as the Member's needs change, but at least annually.

                           6.13.4   HMO must provide a primary care and
                  specialty care provider network for persons with disabilities, special health care needs, or chronic or complex conditions. Specialty and subspecialty providers serving all Members must be Board Certified/Board Eligible in their specialty. HMO may request exceptions from HHSC for approval of traditional providers who are not board-certified or board-eligible but who otherwise meet HMO's credentialing requirements.

                           6.13.5 HMO must have in its network PCPs and specialty care providers that have documented experience in treating people with disabilities, special health care needs, or chronic or complex conditions, including children. For services to children with disabilities, special health care needs, or chronic or complex conditions, HMO must have in its network PCPs and specialty care providers that have demonstrated experience with children with disabilities, special health care needs, or chronic or complex conditions in pediatric specialty centers such as children's hospitals, medical schools, teaching hospitals and tertiary center levels.

                           6.13.6 HMO must provide information, education and training programs to Members, families, PCPs, specialty physicians, and community agencies about the care and treatment available in

HHSC Contract 529-03-044-K              8 of 27

                  HMO's plan for Members with disabilities, special health care needs, or chronic or complex conditions.

                           HMO must ensure Members with disabilities, special
                  health care needs, or chronic or complex conditions have direct access to a specialist.

                           6.13.7 HMO must coordinate care and establish linkages, as appropriate for a particular Member, with existing community-based entities and services, including but not limited to: Maternal and Child Health, Children with Special Health Care Needs (CSHCN), the Medically Dependent Children Program (MDCP), Community Resource Coordination Groups (CRCGs), Interagency Council on Early Childhood Intervention (ECI), Home and Community-based Services (HCS), Community Living Assistance and Support Services (CLASS), Community Based Alternatives (CBA), In Home Family Support, Primary Home Care, Day Activity and Health Services (DAHS), Deaf/Blind Multiple Disabled waiver program and Medical Transportation Program (MTP).

                           6.13.8 HMO must include TDH approved pediatric transplant centers, TDH designated trauma centers, and TDH designated hemophilia centers in its provider network (see Appendices E, F, and G for a listing of these facilities).

                           6.13.9 HMO must ensure Members with disabilities or chronic or complex conditions have access to treatment by a multidisciplinary team when determined by the Member's PCP to be medically necessary for effective treatment, or to avoid separate and fragmented evaluations and service plans. The teams must include both physician and non-physician providers determined to be necessary by the Member's PCP for the comprehensive treatment of the Member. The team must:

                           6.13.9.1 Participate in hospital discharge planning;

                           6.13.9.2 Participate in pre-admission hospital
                  planning for non-emergency hospitalizations;

                           6.13.9.3 Develop specialty care and support service
                  recommendations to be incorporated into the primary care provider's plan of care;

                           6.13.9.4 Provide information to the Member and the
                  Member's family concerning the specialty care recommendations; and

                           6.13.9.5 HMO must develop and implement training
                  programs for primary care providers, community agencies, ancillary care providers, and families concerning the care and treatment of a Member with a disability or chronic or complex conditions.

                           6.13.10 HMO must identify coordinators of medical care to assist providers who serve Members with disabilities and chronic or complex conditions and the Members and their families in locating and accessing appropriate providers inside and outside HMO's network.

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

                           6.13.11 HMO must assist, through information and referral, eligible Members in accessing providers of non-capitated Medicaid services listed in Article 6.1.8, as applicable.

                           6.13.12 HMO must ensure that Members who require routine or regular laboratory and ancillary medical tests or procedures to monitor disabilities, special health care needs, or chronic or complex conditions are allowed by HMO to receive the services from the provider in the provider's office or at a contracted lab located at or near the provider's office."

SECTION 2.11 MODIFICATION OF SECTION 7.1.3, TIMEFRAMES FOR ACCESS REQUIREMENTS

         Section 7.1.3 is amended to add new Section 7.1.3.5, as follows:

                           "7.1.3.5 Prenatal Care within 2 weeks of request."

SECTION 2.12 MODIFICATION OF SECTION 7.2, PROVIDER CONTRACTS

         Section 7.2.8.2.1 is added and Section 7.2.9.2 is modified, as follows:

                           "7.2.8.2.1 [Provider] understands and agrees that the
                  HMO's Medicaid enrollees are not to be held liable for the HMO's debts in the event of the entity's insolvency in accordance with 42 C.F.R.Section 438.106(a).

                           7.2.9.2 A provider who is terminated is entitled to an expedited review process by HMO on request by the provider. HMO must make a good faith effort to provide written notice of the provider's termination to HMO's Members receiving primary care from, or who were seen on a regular basis by, the terminated provider within 15 days after receipt or issuance of the termination notice, in accordance with 42 C.F.R.
                  Section 438.10(f)(5). If a provider is terminated for reasons related to imminent harm to patient health, HMO must notify its Members immediately of the provider's termination.

                           7.2.12 Notice to Rejected Providers. In accordance with 42 C.F.R. Section 438.129(a)(2), if an HMO declines to include individual or groups of providers in its network, it must give the affected providers written notice of the reason for its decision."

SECTION 2.13 MODIFICATION OF SECTION 7.7, PROVIDER QUALIFICATIONS - GENERAL

         The qualifications for a "Hospital" in Section 7.7 is replaced with the following language. Section 7.7 is retitled Section 7.7.1 and new
         Section 7.7.2, Provider Credentialing and Recredentialing is added to
         Section 7.7:

                           "7.7.1   PROVIDER QUALIFICATIONS - GENERAL

PROVIDER                                       QUALIFICATION
--------                                       -------------
Hospital                    An institution licensed as a general or special
                            hospital by the State of

                            Texas under Chapter 241 of the Health and Safety
                            Code, which is enrolled as a provider in the Texas
                            Medicaid Program. HMO will require that all facilities in the network used for acute inpatient specialty care for people under age 21 with disabilities, special health care needs, or chronic or complex conditions will have a designated pediatric unit; 24 hour laboratory and blood bank

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

PROVIDER                                   QUALIFICATION
--------                                   -------------
                            availability; pediatric radiological capability;
                            meet JCAHO standards; and have discharge planning
                            and social service units. HMO may request exceptions
                            to this requirement for specific hospitals within
                            their networks, from HHSC."

                           "7.7.2   PROVIDER CREDENTIALING AND RECREDENTIALING

                           In accordance with 42 C.F.R. Section 438.214, HMO's
                  standard credentialing and recredentialing process must include the following provisions to determine whether physicians and other health care professionals, who are licensed by the State and who are under contract with HMO, are qualified to perform their services.

                           7.7.2.1 Written Policies and Procedures. MCO has written policies and procedures for the credentialing process that includes MCO's initial credentialing of practitioners as well as its subsequent recredentialing, recertifying and/or reappointment of practitioners.

                           7.7.2.2 Oversight by Governing Body. The Governing Body, or the group or individual to which the Governing Body has formally delegated the credentialing function, has reviewed and approved the credentialing policies and procedures.

                           7.7.2.3 Credentialing Entity. The plan designates a credentialing committee or other peer review body, which makes recommendations regarding credentialing decisions.

                           7.7.2.4  Scope. The plan identifies those
                  practitioners who fall under its scope of authority and action. This shall include, at a minimum, all physicians, dentists, and other licensed health practitioners included in the review organization's literature for Members, as an indication of those practitioners whose service to Members is contracted or anticipated.

                           7.7.2.5 Process. The initial credentialing process obtains and reviews verification of the following information, at a minimum:

                           a) The practitioner holds a current valid license to
                  practice;

                           b) Valid DEA or CDS certificate, as applicable;

                           c) Graduation from medical school and completion of a
                  residency or other post-graduate training, as applicable;

                           d) Work history;

                           e) Professional liability claims history;

                           f) The practitioner holds current, adequate
                  malpractice insurance according to the plan's policy;

                           g) Any revocation or suspension of a state license or
                  DEA/BNDD number;

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

                           h) Any curtailment or suspension of medical staff
                  privileges (other than for incomplete medical records);

                           i) Any sanctions imposed by Medicaid and/or Medicare;

                           j) Any censure by the State or County Medical
                  Association;

                           k) MCO requests information on the practitioner from
                  the National Practitioner Data Bank and the State Board of Medical Examiners;

                           l) The application process includes a statement by
                  the Applicant regarding: (This information should be used to evaluate the practitioner's current ability to practice.)

                           m) Any physical or mental health problems that may
                  affect current ability to provide health care;

                           n) Any history of chemical dependency/substance
                  abuse;

                           o) History of loss of license and/or felony
                  convictions;

                           p) History of loss or limitation of privileges or
                  disciplinary activity; and

                           q) An attestation to correctness/completeness of the
                  application.

                           7.2.2.6 There is an initial visit to each potential primary care practitioner's office, including documentation of a structured review of the site and medical record keeping practices to ensure conformance with MCO's standards.

                           7.7.2.7 Recredentialing. A process for the periodic reverification of clinical credentials (recredentialing, reappointment, or recertification) is described in MCO's policies and procedures.

                           7.7.2.8 There is evidence that the procedure is implemented at least every three years.

                           7.7.2.9 MCO conducts periodic review of information from the National Practitioner Data Bank, along with performance data on all physicians, to decide whether to renew the participating physician agreement. At a minimum, the recredentialing, recertification or reappointment process is organized to verify current standing on items listed in "E-1" through "E-7" and item "E-13" above.

                           7.7.2.10 The recredentialing, recertification or
                  reappointment process also includes review of data from: a) Member complaints and b) results of quality reviews.

                           7.7.2.11 Delegation of Credentialing Activities. If
                  MCO delegates credentialing (and recredentialing, recertification, or reappointment) activities, there is a written description of the delegated activities, and the delegate's accountability for these activities. There is also evidence that the delegate accomplished the credentialing activities. MCO monitors the effectiveness of the delegate's credentialing and reappointment or recertification process.

                           7.7.2.12 Retention of Credentialing Authority. MCO
                  retains the right to approve new providers and sites and to terminate or

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

                  suspend individual providers. MCO has policies and procedures for the suspension, reduction or termination of practitioner privileges.

                           7.7.2.13 Reporting Requirement. There is a mechanism
                  for, and evidence of implementation of, the reporting of serious quality deficiencies resulting in suspension or termination of a practitioner, to the appropriate authorities. MCO will implement and maintain policies and procedures for disciplinary actions including reducing, suspending, or terminating a practitioner's privileges.

                           7.7.2.14 Appeals Process. There is a provider
                  appellate process for instances where MCO chooses to reduce, suspend or terminate a practitioner's privileges with the organization.

SECTION 2.14 MODIFICATION OF SECTION 7.8, PRIMARY CARE PROVIDERS

         Section 7.8.1.1 is added and Sections 7.8.8 and 7.8.11.4 are modified with the following language:

                           "7.8.1.1 HMO must provide supporting documentation,
                  as specified and requested by the State, to verify that their provider network meets the requirements of this contract at the time the HMO enters into a contract and at the time of a significant change as required by 42 C.F.R. Section 438.207(b). A significant change can be, but is not limited to, change in ownership (purchase, merger, acquisition), new start-up, bankruptcy, and/or a major subcontractor change directly affecting a provider network such as (IPA's, BHO, medical groups, etc.).

                           7.8.8 The PCP for a Member with disabilities, special health care needs, or chronic or complex conditions may be a specialist who agrees to provide PCP services to the Member. The specialty provider must agree to perform all PCP duties required in the contract and PCP duties must be within the scope of the specialist's license. Any interested person may initiate the request for a specialist to serve as a PCP for a Member with disabilities, special health care needs, or chronic or complex conditions.

                           7.8.11.4 HMO must require PCPs for children under the
                  age of 21 to provide or arrange to have provided all services required under Section 6.8 relating to Texas Health Steps,
                  Section 6.9 relating to Perinatal Services, Section 6.10 relating to Early Childhood Intervention, Section 6.11 relating to WIC, Section 6.13 relating to People With Disabilities, special health care needs, or chronic or complex conditions, and Section 6.14 relating to Health Education and Wellness and Prevention Plans. PCP must cooperate and coordinate with HMO to provide Member and the Member's family with knowledge of and access to available services."

SECTION 2.15 MODIFICATION OF SECTION 8.2, MEMBER HANDBOOK

         Section 8.2.4 is added with the following language:

                           "8.2.4   In accordance with 42 C.F.R.Section 438.100,
                  HMO must maintain written policies and procedures for informing Members of their rights and responsibilities. HMO must notify its Members of their right to request a copy of these rights and responsibilities."

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

SECTION 2.16 MODIFICATION OF SECTION 8.5, MEMBER COMPLAINTS

         Section 8.5 is deleted in its entirety and replaced with the following language:

                           "8.5     MEMBER COMPLAINT AND APPEAL SYSTEM

                           HMO must develop, implement and maintain a Member
                  complaint and appeal system that complies with the requirements in applicable federal and state laws and regulations, including 42 C.F.R. Section 431.200 and 42 C.F.R.
                  Part 483, Subpart F, "Grievance System;" and the provisions of 1 T.A.C. Chapter 357 relating to managed care organizations. The complaint and appeal system must include a complaint process, an appeal process, and access to HHSC's Fair Hearing System. The procedures must be reviewed and approved in writing by HHSC. Modifications and amendments to the Member complaint and appeal system must be submitted to HHSC at least 30 days prior to the implementation of the modification or amendment.

                           For purposes of Section 8.5., an "authorized
                  representative" is any person or entity acting on behalf of the Member and with the Member's written consent. A provider may be an "authorized representative."

                           8.5.1    MEMBER COMPLAINT PROCESS

                           8.5.1.1  HMO must have written policies and
                  procedures for receiving, tracking, responding to, reviewing, reporting and resolving complaints by Members or their authorized representatives.

                           8.5.1.2 HMO must resolve complaints within 30 days from the date that the complaint was received. The complaint procedure must be the same for all Members under this contract. The Member or Member's authorized representative may file a complaint either orally or in writing. HMO must also inform Members how to file a complaint directly with HHSC.

                           8.5.1.3 HMO must designate an officer of HMO who has primary responsibility for ensuring that complaints are resolved in compliance with written policy and within the time required. An "officer" of HMO means a president, vice president, secretary, treasurer, or chairperson of the board for a corporation, the sole proprietor, the managing general partner of a partnership, or a person having similar executive authority in the organization.

                           8.5.1.4 HMO must have a routine process to detect patterns of complaints. The process must involve management, supervisory, and quality improvement staff in the development of policy and procedural improvements to address the complaints.

                           8.5.1.5 HMO's complaint procedures must be provided to Members in writing and through oral interpretive services. A written description of HMO's complaint procedures must be available in prevalent non-English languages identified by HHSC, at a 4th to 6th grade reading level. HMO must include a written description of the complaint process in the Member Handbook. HMO must maintain and

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

                  publish in the Member Handbook, at least one local and one toll-free telephone number with
                  TeleTypewriter/Telecommunications Device for the Deaf (TTY/TTD) and interpreter capabilities for making complaints.

                           8.5.1.6 HMO's process must require that every complaint received in person, by telephone or in writing must be acknowledged and recorded in a written record and logged with the following details: date; identification of the individual filing the complaint; identification of the individual recording the complaint; nature of the complaint; disposition of the complaint (i.e., how the HMO resolved the complaint); corrective action required; and date resolved.

                           8.5.1.7 HMO is prohibited from discriminating or taking punitive action against a Member or his or her representative for making a complaint.

                           8.5.1.8  If the Member makes a request for
                  disenrollment, the HMO shall give the Member information on the disenrollment process and direct the Member to the Enrollment Broker. If the request for disenrollment includes a complaint by the Member, the complaint will be processed separately from the disenrollment request, through the complaint process.

                           8.5.1.9 HMO will cooperate with the Enrollment Broker, HHSC, and HHSC's Member resolution service contractors to resolve all Member complaints. Such cooperation may include, but is not limited to, providing information or assistance to internal complaint committees.

                           8.5.1.10 HMO must provide designated staff to assist
                  Members in understanding and using HMO's complaint system. HMO's designated staff must assist Members in writing or filing a complaint and monitoring the complaint through the HMO's complaint process until the issue is resolved.

                           8.5.2    STANDARD MEMBER APPEAL PROCESS

                           8.5.2.1 HMO must develop, implement and maintain an appeal procedure that complies with the requirements in federal laws and regulations, including 42 C.F.R. Section
                  431.200 and 42 C.F.R. Part 438, Subpart F, "Grievance System." An appeal is a disagreement with an "action" as defined in
                  Article 2 of the Contract. The appeal procedure must be the same for all Members. When a Member or his or her authorized representative expresses orally or in writing any dissatisfaction or disagreement with an action, the HMO must regard the expression of dissatisfaction as a request to appeal an action.

                           8.5.2.2 A Member must file a request for an internal appeal within 30 days from receipt of the notice of the action. To ensure continuation of currently authorized services, however, the Member must file the appeal on or before the later of: 10 days following the HMO's mailing of the notice of the action or the intended effective date of the proposed action.

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                           8.5.2.3  HMO must designate an officer who has
                  primary responsibility for ensuring that appeals are resolved in compliance with written policy and within the time required. An "officer" of HMO means a president, vice president, secretary, treasurer, or chairperson of the board for a corporation, the sole proprietor, the managing general partner of a partnership, or a person having similar executive authority in the organization.

                           8.5.2.4 The provisions of Article 21.58A, Texas Insurance Code, relating to a Member's right to appeal an adverse determination made by HMO or a utilization review agent by an independent review organization, do not apply to a Medicaid recipient. Federal fair hearing requirements (Social Security Act Section 1902a(3), codified at 42 C.F.R. section
                  431.200 et. seq.) require the agency to make a final decision after a fair hearing, which conflicts with the State requirement that the IRO make a final decision. Therefore,
                  Article 21.58A is pre-empted by the federal requirement.

                           8.5.2.5 HMO must have policies and procedures in place outlining the role of HMO's Medical Director for an appeal of an action. The Medical Director must have a significant role in monitoring, investigating and hearing appeals. In accordance with 42 C.F.R. Section 438.406, the HMO's policies and procedures must require that individuals who make decisions on appeals were not involved in any previous level of review or decision-making, and, are health care professionals who have the appropriate clinical expertise, as determined by HHSC, in treating the Member's condition or disease.

                           8.5.2.6 HMO must provide designated staff to assist Members in understanding and using HMO's appeal process. HMO's designated staff must assist Members in writing or filing an appeal and monitoring the appeal through the HMO's appeal process until the issue is resolved.

                           8.5.2.7 HMO must have a routine process to detect patterns of appeals. The process must involve management, supervisory, and quality improvement staff in the development of policy and procedural improvements to address the appeals.

                           8.5.2.8 HMO's appeal procedures must be provided to Members in writing and through oral interpretive services. A written description of HMO's appeal procedures must be available in prevalent non-English languages identified by HHSC, at a 4th to 6th grade reading level. HMO must include a written description in the Member Handbook. HMO must maintain and publish in the Member Handbook at least one local and one toll-free telephone number with TTY/TTD and interpreter capabilities for requesting an appeal of an action.

                           8.5.2.9 HMO's process must require that every oral appeal received must be confirmed by a written, signed appeal by the Member or his or her representative, unless the Member or his or her representative requests an expedited resolution. All appeals must be recorded in a written record and logged with the following details: date notice is sent; effective date of the action; date the Member or his or her representative requested the appeal; date the appeal was followed

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

                  up in writing; identification of the individual filing; nature of the appeal; disposition of the appeal; notice of disposition to Member.

                           8.5.2.10 HMO must send a letter to the Member within
                  5 business days acknowledging receipt of the appeal request. Except as provided in Section 8.5.3.2, HMO must complete the entire appeal process within 30 calendar days after receipt of the initial written or oral request for appeal. The timeframe may be extended up to 14 calendar days if the Member requests an extension; or the HMO shows that there is a need for additional information and how the delay is in the Member's interest. If the timeframe is extended, the HMO must give the Member written notice of the reason for delay if the Member had not requested the delay.

                           8.5.2.11 During the appeal process, HMO must provide
                  the Member a reasonable opportunity to present evidence, any allegations of fact or law, in person as well as in writing. The HMO must inform the Member of the time available for providing this information, and in the case of an expedited resolution, that limited time will be available (see Section 8.5.3.2).

                           8.5.2.12 HMO must provide the Member and his or her
                  representative opportunity, before and during the appeals process, to examine the Member's case file, including medical records and any other documents considered during the appeal process. HMO must include, as parties to the appeal, the Member and his or her representative or the legal representative of a deceased Member's estate.

                           8.5.2.13 In accordance with 42.C.F.R. Section
                  438.420, HMO must continue the Member's benefits currently being received by the Member, including the benefit that is the subject of the appeal, if all of the following criteria are met: 1) the Member or his or her representative files the appeal timely (as defined in Section 8.5.2.2); 2) the appeal involves the termination, suspension, or reduction of a previously authorized course of treatment; 3) the services were ordered by an authorized provider; 4) the original period covered by the original authorization has not expired; and 5) the Member requests an extension of the benefits. If, at the Member's request, the HMO continues or reinstates the Member's benefits while the appeal is pending, the benefits must be continued until one of the following occurs: the Member withdraws the appeal; 10 days pass after the HMO mails the notice, providing the resolution of the appeal against the Member, unless the Member, within the 10-day timeframe, has requested a State fair hearing with continuation of benefits until a State fair hearing decision can be reached; a state fair hearing office issues a hearing decision adverse to the Member; the time period or service limits of a previously authorized service has been met.

                           8.5.2.14 In accordance with 42 C.F.R. Section
                  438.420(d), if the final resolution of the appeal is adverse to the Member, and upholds the HMO's action, then to the extent that the services were furnished to comply with Section 8.5.2.13, the HMO may recover such costs from the Member.

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                           8.5.2.15 If the HMO or state fair hearing officer
                  reverses a decision to deny, limit, or delay services that were not furnished while the appeal was pending, the HMO must authorize or provide the disputed services promptly, and as expeditiously as the Member's health condition requires.

                           8.5.2.16 If the HMO or state fair hearing officer
                  reverses a decision to deny authorization of services and the Member received the disputed services while the appeal was pending, the HMO will be responsible for the payment of services.

                           8.5.2.17 HMO is prohibited from discriminating
                  against a Member or his or her representative for making an appeal.

                           8.5.3    EXPEDITED HMO APPEALS

                           8.5.3.1 In accordance with 42 C.F.R. Section 438.410, HMO must establish and maintain an expedited review process for appeals, when the HMO determines (for a request from a Member) or the provider indicates (in making the request on the Member's behalf or supporting the Member's request) that taking the time for a standard resolution could seriously jeopardize the Member's life or health. HMO must follow all appeal requirements for standard Member appeals, as set forth in Section 8.5.2, except where differences are specifically noted. Requests for expedited appeals must be accepted orally or in writing.

                           8.5.3.2  HMO must complete investigation and
                  resolution of an appeal relating to an ongoing emergency or denial of continued hospitalization: (1) in accordance with the medical or dental immediacy of the case; and (2) not later than one business day after the complainant's request for appeal is received.

                           8.5.3.3 Members must exhaust the HMO's expedited appeal process before making a request for an expedited state fair hearing. After HMO receives the request for an expedited appeal, it must hear an approved requests for a Member to have an expedited appeal and notify the Member of the outcome of the appeal within 3 business days, except as stated in
                  8.5.3.2. This timeframe may be extended up to 14 calendar days if the Member requests an extension; or the HMO shows (to the satisfaction of HHSC, upon HHSC's request) that there is a need for additional information and how the delay is in the Member's interest. If the timeframe is extended, the HMO must give the Member written notice of the reason for delay if the Member had not requested the delay.

                           8.5.3.4 If the decision is adverse to the Member, procedures relating to the notice in Section 8.5.5 must be followed. The HMO is responsible for notifying the Member of their rights to access an expedited state fair hearing. HMO will be responsible for providing documentation to the State and the Member, indicating how the decision was made, prior to state's expedited fair hearing.

                           8.5.3.5 The HMO must ensure that punitive action is neither taken against a provider who requests an expedited resolution or supports a Member's request.

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                           8.5.3.6  If the HMO denies a request for expedited
                  resolution of an appeal, it must: (1) transfer the appeal to the timeframe for standard resolution set forth in Section 8.5.2, and (2) make a reasonable effort to give the Member prompt oral notice of the denial, and follow up within two calendar days with a written notice.

                           8.5.4    ACCESS TO STATE FAIR HEARING

                           8.5.4.1 HMO must inform Members that they generally have the right to access the state fair hearing process in lieu of the internal appeal system provided by HMO procedures set forth in Sections 8.5.2 and 8.5.3. The notice must comply with the requirements of 1 T.A.C. Chapter 357. In the case of an expedited State Fair Hearing Process, the HMO must inform the Member that he or she must first exhaust the HMO's internal expedited appeal process.

                           8.5.4.2 HMO must notify Members that they may be represented by an authorized representative in the state fair hearing process.

                           8.5.5    NOTICES OF ACTION AND DISPOSITION OF APPEALS

                           8.5.5.1 NOTICE OF ACTION. HMO must notify the Member, in accordance with 1 T.A.C. Chapter 357, whenever HMO takes an action as defined in Article 2 of this contract. The notice must contain the following information:

                           (a) the action the HMO or its contractor has taken or
                  intends to take;

                           (b) the reasons for the action;

                           (c) the Member's right to access the HMO internal
                  appeal process, as set forth in Sections 8.5.2 and 8.5.3, and/or to access to the State Fair Hearing Process as provided in Section 8.5.4;

                           (d) the procedures by which Member may appeal HMO's
                  action;

                           (e) the circumstances under which expedited
                  resolution is available and how to request it;

                           (f) the circumstances under which a Member can
                  continue to receive benefits pending resolution of the appeal (see Section 8.5.2.13), how to request that benefits be continued, and the circumstances under which the Member may be required to pay the costs of these services;

                           (g) the date the action will be taken;

                           (h) a reference to the HMO policies and procedures
                  supporting the HMO's action;

                           (i) an address where written requests may be sent and
                  a toll-free number that the Member can call to request the assistance of a Member representative, file an appeal, or request a Fair Hearing;

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                           (j) an explanation that Members may represent
                  themselves, or be represented by a provider, a friend, a relative, legal counsel or another spokesperson;

                           (k) a statement that if the Member wants a HHSC Fair
                  Hearing on the action, Member must make, in writing, the request for a Fair Hearing within 90 days of the date on the notice or the right to request a hearing is waived;

                           (l) a statement explaining that HMO must make its
                  decision within 30 days from the date the appeal is received by HMO, or 3 business days in the case of an expedited appeal; and a statement explaining that the hearing officer must make a final decision within 90 days from the date a Fair Hearing is requested; and

                           (m) any other information required by 1 T.A.C.
                  Chapter 357 that relates to a managed care organization's notice of action.

                           8.5.5.2  TIMEFRAME FOR NOTICE OF ACTION

                           In accordance with 42 C.F.R. Section 438.404(c), the
                  HMO must mail a notice of action within the following timeframes:

                           (1) For termination, suspension, or reduction of
                  previously authorized Medicaid-covered services, within the timeframes specified in 42 C.F.R. Sections 431.211, 431.213, and 431.214.

                           (2) For denial of payment, at the time of any action
                  affecting the claim.

                           (3) For standard service authorization decisions that
                  deny or limit services, within the timeframe specified in 42 C.F.R. Section 438.210(d)(1).

                           (4) If the HMO extends the timeframe in accordance
                  with 42 C.F.R. Section 438.210(d)(1), it must--

                           (a) Give the Member written notice of the reason for
                  the decision to extend the timeframe and inform the Member of the right to file a grievance if he or she disagrees with that decision; and

                           (b) Issue and carry out its determination as
                  expeditiously as the Member's health condition requires and no later than the date the extension expires.

                           (5) For service authorization decisions not reached
                  within the timeframes specified in 42 C.F.R. Section 438.210(d) (which constitutes a denial and is thus an adverse action), on the date that the timeframes expire.

                           (6) For expedited service authorization decisions,
                  within the timeframes specified in 42 C.F.R. Section
                  438.210(d).

                           8.5.5.3. NOTICE OF DISPOSITION OF APPEAL. In
                  accordance with 42 C.F.R. Section 438.408(e), HMO must provide written

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                  notice of disposition of all appeals including expedited
                  appeals. The written resolution notice must include the results and date of the appeal resolution. For decisions not wholly in the Members favor, the notice must contain:

                           (a) the right to request a fair hearing,

                           (b) how to request a state fair hearing,

                           (c) the circumstances under which the Member can
                  continue to receive benefits pending a hearing (see Section 8.5.2.13),

                           (d) how to request the continuation of benefits,

                           (e) if the HMO's action is upheld in a hearing, the
                  Member may be liable for the cost of any services furnished to the Member while the appeal is pending; and

                           (f) any other information required by 1 T.A.C.
                  Chapter 357 that relates to a managed care organization's notice of disposition of an appeal."

                           8.5.5.4 TIMEFRAME FOR NOTICE OF RESOLUTION OF APPEALS. In accordance with 42 C.F.R. Section 438.408, HMO must provide written notice of resolution of appeals, including expedited appeals, as expeditiously as the Member's health condition requires, but the notice must not exceed the timelines as provided in 8.5.2 or 8.5.3. For expedited resolution of appeals, HMO must make reasonable efforts to give the Member prompt oral notice of resolution of the appeal, and follow up with a written notice within the timeframes set forth in Section 8.5.3. If the HMO denies a request for expedited resolution of an appeal, HMO must transfer the appeal to the timeframe for standard resolution as provided in Section 8.5.2. and make reasonable efforts to give the Member prompt oral notice of the denial, and follow up within two calendar days with a written notice."

SECTION 2.17 DELETION OF SECTION 8.6, MEMBER NOTICE, APPEALS AND FAIR HEARINGS

         Section 8.6 is deleted in its entirety. (Information concerning Member appeals and fair hearings is now located in Section 8.5 above.)

                           8.6      [deleted]

SECTION 2.18 MODIFICATION OF SECTION 9.01, MARKETING MATERIAL MEDIA AND DISTRIBUTION

         New Section 9.1.1 is added as follows:

                           "9.1.1   HMO may not make any assertion or statement
                  (orally or in writing) it is endorsed by the CMS, a Federal or State government or agency, or similar entity."

SECTION 2.19 MODIFICATION OF SECTION 10.7, UTILIZATION/QUALITY IMPROVEMENT SUBSYSTEM

     In Section 10.7, requirements 5 and 9 from the "Functions and Features" provision are deleted.

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SECTION 2.20 MODIFICATION OF SECTION 10.12, HEALTH INSURANCE PORTABILITY AND
ACCOUNTABILITY ACT (HIPAA) COMPLIANCE

         Section 10.12 is modified to add new Section 10.12.1 as follows:

                           "10.12.1 HMO must provide its Members with a privacy
                  notice as required by HIPAA. The 4th to 6th grade reading level has been waived for the notices and are allowable at a 12th grade reading level. The HMO is not required to send the notice out in Spanish but must reference on their English notice, in Spanish, where to call to obtain a copy. HMO must provide HHSC with a copy of their privacy notice for filing, but does not need to have HHSC approval."

SECTION 2.21 MODIFICATION OF SECTION 11.1, QUALITY ASSESSMENT AND PERFORMANCE IMPROVEMENT PROGRAM

         Sections 11.1, and 11.5 are deleted and replaced with the following language:

                           "11.1    QUALITY ASSESSMENT AND PERFORMANCE
                                    IMPROVEMENT PROGRAM

                           HMO must develop, maintain, and operate a quality
                  assessment and performance improvement program consistent with the requirements of 42 C.F.R. Section 438.240 and Sections 10.7, 12.10 and Appendix A of this agreement.

                           11.5 Behavioral Health Integration into QIP. If an HMO provides behavioral health services, it must integrate behavioral health into its quality assessment and performance improvement program and include a systematic and on-going process for monitoring, evaluating, and improving the quality and appropriateness of behavioral health care services provided to Members. HMO must collect data, monitor and evaluate for improvements to physical health outcomes resulting from behavioral health integration into the overall care of the Member."

SECTION 2.22 MODIFICATION TO ARTICLE 11, QUALITY ASSURANCE AND QUALITY IMPROVEMENT PROGRAM

         Article 11 is modified to add new Section 11.7, Practice Guidelines.

                           "11.7    PRACTICE GUIDELINES

                               In accordance with 42 C.F.R. Section 438.236, HMO
                  must adopt practice guidelines, that are based on valid & reliable clinical evidence or a consensus of health care professionals in the particular field; consider the needs of the HMO's Members; are adopted in consultation with contracting health care professionals; and are reviewed and updated periodically as appropriate. The HMO must disseminate the guidelines to all affected providers and, upon request to Members and potential Members. The HMO's decisions regarding utilization management, member education, coverage of services, and other areas included in the guidelines, must be consistent with the HMO's guidelines."

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SECTION 2.23 MODIFICATION OF ARTICLE 12, REPORTING REQUIREMENTS

         Section 12.6, Member Complaints is replaced with the following language. Sections 12.8, Utilization Management Reports - Behavioral Health and 12.9, Utilization Management Reports - Physical Health are deleted and replaced with new Section 12.8, Utilization Management Reports, as follows:

                           "12.6    MEMBER COMPLAINTS & APPEALS

                           HMO must submit a quarterly summary report of Member
                  complaints and appeals. HMO must also report complaints and appeals submitted to its subcontracted risk groups (e.g., IPAs). The complaint and appeals report must be submitted not later than 45 days following the end of the state fiscal quarter in a format specified by HHSC.

                           12.8     UTILIZATION MANAGEMENT REPORTS

                           12.8.1 Written Program Description. MCO has a written utilization management program description, which includes, at a minimum, procedures to evaluate medical necessity, criteria used, information sources and the process used to review and approve the provision of medical services.

                           12.8.2 Scope. The program has mechanisms to detect underutilization as well as overutilization, including but not limited to generation of provider profiles.

                           12.8.3 Preauthorization and Concurrent Review Requirements. For MCOs with preauthorization or concurrent review program:

                           12.8.4 Qualified medical professionals supervise preauthorization and concurrent review decisions.

                           12.8.5 Efforts are made to obtain all necessary information, including pertinent clinical information, and consult with the treating physician as appropriate.

                           12.9     [deleted]"

SECTION 2.24 MODIFICATION OF SECTION 12.10, QUALITY IMPROVEMENT REPORTS

         Sections 12.10.1 through 12.10.3 are deleted. Sections 12.10.5 and
         12.10.6 are added as follows:

                           "12.10.1 [deleted]

                           12.10.2  [deleted]

                           12.10.3  [deleted]

                           12.10.5 Written Annual Report. HMO must file a written annual report with HHSC describing the HMO's quality assessment and performance improvement projects.

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                           12.10.6  Encounter Data. In accordance with 42 C.F.R.
                  438.240(c)(2), HMO must submit the encounter data identified in Section 10.5 of this agreement at least monthly to HHSC, so that HHSC may complete a performance measurement report."

SECTION 2.25 MODIFICATION OF SECTION 13.1, CAPITATION AMOUNTS

         Section 13.1.2 is modified as follows:

         13.1.2 The monthly capitation amounts and the Delivery Supplemental Payment (DSP) amount, effective as of September 1, 2003, are listed below.

EL PASO SDA                                                 MONTHLY                   ___HMO
 RISK GROUP                                            CAPITATION AMOUNTS             ___HHSC
 ----------                                            ------------------
TANF Children (> 1 year of age)                            $ 90.20
TANF Adults                                                $180.72
Pregnant Women                                             $272.11
Newborns* (up to 12 Months of Age)                         $369.15
Expansion Children (> 1 year of Age)                       $ 77.35
Federal Mandate Children                                   $ 53.78
Disabled/Blind Administration                              $ 14.00

 * Includes TANF Child & Expansion Children up to 12 months of Age.

                  Delivery Supplemental Payment. A one-time per pregnancy supplemental payment for each delivery shall be paid to HMO as provided below in the following amount: $2,992.02.

SECTION 2.26 MODIFICATION OF SECTION 13.3, PERFORMANCE OBJECTIVES

         Section 13.3.1 is amended as follows,, and Sections 13.3.2 - 13.3.10 are deleted in their entirety.

                  13.3.1 Performance Objectives. Performance Objectives are contained in Appendix K of this contract. HMO must meet the benchmarks established by HHSC for each objective.

                 13.3.2   [deleted]

                 13.3.3   [deleted]

                 13.3.4   [deleted]

                 13.3.5   [deleted]

                 13.3.6   [deleted]

                 13.3.7   [deleted]

                 13.3.8   [deleted]

                 13.3.9   [deleted]

                 13.3.10  [deleted]

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

                           13.3.10.1 [deleted]

SECTION 2.27 MODIFICATION OF SECTION 13.5, NEWBORN AND PREGNANT WOMEN PAYMENT PROVISIONS

         Section 13.5.5 is modified to comply with HIPAA requirements, as follows:

                           "13.5.5  The Enrollment Broker will provide a daily
                  enrollment file, which will list all TP40 Members who received State-issued Medicaid I.D. numbers, for each HMO. HHSC will guarantee capitation payments to the HMOs for all TP40 Members who appear on the capitation and capitation adjustment files. The Enrollment Broker will provide a pregnant women exception report to the HMOs, which can be used to reconcile the pregnant women daily enrollment file with the monthly enrollment, capitation and capitation adjustment files."

SECTION 2.28 MODIFICATION OF SECTION 14.1, ELIGIBILITY DETERMINATION

           Section 14.1.2.8 is modified as follows and 14.1.2.9 is deleted:

                           "14.1.2.8 FEDERAL MANDATE CHILDREN (MAO) - Children
                  aged 6-18 whose families' income is below 100% Federal Poverty Income Limit.

                           14.1.2.9 [deleted]"

SECTION 2.29 MODIFICATION OF ARTICLE 15, GENERAL PROVISIONS

     Article 15 is modified to add new Section 15.14, Global Drafting Conventions, as follows:

                           "15.14   GLOBAL DRAFTING CONVENTIONS.

                                   15.14.1 The terms "include," "includes," and "including" are terms of inclusion, and where used in the Agreement, are deemed to be followed by the words "without limitation."

                                   15.14.2  Any references to "Sections,"
                  "Exhibits," or "Attachments" are deemed to be references to Sections, Exhibits, or Attachments to the Agreement.

                                   15.14.3  Any references to agreements,
                  contracts, statutes, or administrative rules or regulations in the Agreement are deemed references to these documents as amended, modified, or supplemented from time to time during the term of the Agreement."

SECTION 2.30 MODIFICATION OF SECTION 16.3, DEFAULT BY HMO

         Section 16.3.4, Failure to Comply with Federal Laws and Regulations, is modified to add Section 16.3.4.7 with the following language:

                           "16.3.4.7 HMO's failure to comply with requirements
                  related to Members with special health care needs in Section
                  6.13 of this Contract, pursuant to 42 C.F.R. Section
                  438.208(c).

                           16.3.4.8 HMO's failure to comply with requirement in
                  Sections 7.2.6 and 7.2.8.7 of this Contract, pursuant to 42 C.F.R. 438.102(a).

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SECTION 2.31 MODIFICATION OF SECTION 18.8, CIVIL MONETARY PENALTIES

         Sections 18.8.2 and 18.8.7 are modified as follows:

                           "18.8.2  For a default under 16.3.4.2, for each
                  default HHSC may assess double the excess amount charged in the violation of the federal requirements or $25,000, whichever is greater. HHSC will deduct from the penalty the amount of the overcharge and return it to the affected Member(s)

                           18.8.7 HMO may be subject to civil monetary penalties under the provisions of 42 C.F.R. Part 1003 and 42 C.F.R. Part 438, Subpart I in addition to or in place of withholding payments for a default under Section 16.3.4"

SECTION 2.32 MODIFICATION OF ARTICLE 19, TERM

           Section 19.1 is modified as follows:

                           "19.1    The effective date of this contract is
                  September 1, 1999. This contract and all amendments thereto will terminate on August 31, 2004, unless extended or terminated earlier as provided for elsewhere in this contract."

SECTION 2.33 MODIFICATION TO APPENDIX A, STANDARDS FOR QUALITY IMPROVEMENT PROGRAMS

                           Appendix A is replaced with the attached Appendix A
                  and Attachment A-A.

SECTION 2.34 MODIFICATION TO APPENDIX D, CRITICAL ELEMENTS

                           Appendix D is replaced with the attached Appendix D.

SECTION 2.35 MODIFICATION OF APPENDIX E, TRANSPLANT FACILITIES

                           Appendix E is replaced with the attached Appendix E.

SECTION 2.36 ADDITION OF NEW APPENDIX O, STANDARD FOR MEDICAL RECORDS

                           New Appendix O is added to the contract with the
                  attached Appendix O.

SECTION 2.37 MODIFICATION TO APPENDIX K, PERFORMANCE OBJECTIVES

                           Appendix K is replaced with the attached Appendix K

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             ARTICLE 3. REPRESENTATIONS AND AGREEMENT OF THE PARTIES

         The Parties contract and agree that the terms of the Agreement will remain in effect and continue to govern except to the extent modified in this Amendment.

         By signing this Amendment, the Parties expressly understand and agree that this Amendment is hereby made a part of the Agreement as though it were set out word for word in the Agreement.

         IN WITNESS HEREOF, HHSC AND THE CONTRACTOR HAVE EACH CAUSED THIS AMENDMENT TO BE SIGNED AND DELIVERED BY ITS DULY AUTHORIZED REPRESENTATIVE.

         SUPERIOR HEALTHPLAN, INC.         HEALTH & HUMAN SERVICES COMMISSION

By: /s/ Christopher Bowers                 By: /s/ Albert Hawkins
   -----------------------------------        ----------------------------------
   Christopher Bowers                           Albert Hawkins
   President and CEO                            Commissioner

Date:                                      Date:
     ---------------------------------          --------------------------------

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